                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 3)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 9, 2002


                       Nucentrix Broadband Networks, Inc.
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               (Exact name of Company as specified in its charter)

Delaware                               0-23694                    73-1435149
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


4120 International Parkway, Suite 2000, Carrollton, Texas             75007-1906
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(Address of principal executive offices)                              (Zip Code)


                                 (972) 662-4000
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                (Company's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  16.1* Letter dated May 17, 2002, from KPMG LLP to the Securities and Exchange Commission.

                  16.2 Letter dated May 31, 2002, from KPMG LLP to the Securities and Exchange Commission.

                  99.1*    Letter dated May 9, 2002, from KPMG LLP to the
                           Company.

                  99.2*    Letter dated May 9, 2002, from the Company to KPMG
                           LLP.

                  ----------
                  *Previously filed.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NUCENTRIX BROADBAND NETWORKS, INC.


Date: June 6, 2002                   By: /s/ J. David Darnell
                                        ----------------------------------------
                                        J. David Darnell
                                        Senior Vice President and Chief
                                        Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DOCUMENT DESCRIPTION
------            --------------------
16.1*             Letter dated May 17, 2002, from KPMG LLP to the Securities and
                  Exchange Commission.

16.2              Letter dated May 31, 2002, from KPMG LLP to the Securities and
                  Exchange Commission

99.1*             Letter dated May 9, 2002, from KPMG LLP to the Company.

99.2*             Letter dated May 9, 2002, from the Company to KPMG LLP.


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*Previously filed.